UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/17/2013

Strategic Storage Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-53644

MD	32-0211624
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

111 Corporate Drive, Suite 120, Ladera Ranch, California 92694
(Address of principal executive offices, including zip code)

877-327-3485
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On September 17, 2013, the board of directors of Strategic Storage Trust, Inc. (the "Registrant") amended and restated the Registrant's Distribution Reinvestment Plan (the "DRP") to make certain immaterial revisions to reflect the upcoming termination of the Registrant's current follow-on public offering. The purchase price per share pursuant to the DRP will continue to be approximately $10.25. The amended and restated DRP will be effective as of September 28, 2013. A copy of the amended and restated DRP is attached as Exhibit 4.1 hereto.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

4.1        Amended and Restated Distribution Reinvestment Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strategic Storage Trust, Inc.

Date: September 18, 2013	By:	/s/ Michael S. McClure
Michael S. McClure
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-4.1	Amended and Restated Distribution Reinvestment Plan